Income Taxes	12 Months Ended
May 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes.
The components of loss before income taxes are as follows:

(in millions)	Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011
Domestic	$(747.4)	$(796.1)	$(238.2)
Foreign	6.3	205.3	(826.4)
Total	$(741.1)	$(590.8)	$(1,064.6)

The income tax benefit is summarized as follows:

(in millions)	Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011
Current:
Federal	$13.7	$(9.5)	$(13.3)
State	6.8	3.0	11.1
Foreign	35.5	42.6	53.9
Sub-total	56.0	36.1	51.7
Deferred:
Federal	(169.3)	(83.6)	(43.1)
State	11.9	(0.9)	(51.2)
Foreign	(16.3)	(83.6)	(172.2)
Sub-total	(173.7)	(168.1)	(266.5)
Total income tax benefit	$(117.7)	$(132.0)	$(214.8)

A reconciliation of the statutory federal income tax rate to the Company’s U.S. effective tax rate is as follows:

	Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011
U.S. statutory income tax rate	(35.0)%	(35.0)%	(35.0)%
State taxes, net of federal deduction	(1.8)	(0.5)	(0.6)
Effect of foreign taxes	(1.6)	(1.1)	(2.8)
Change in liability for uncertain tax positions	2.6	(3.7)	1.7
Goodwill impairment	22.4	17.3	13.9
Change in tax laws and rates	2.0	(2.6)	(4.4)
Tax on foreign earnings, net of foreign tax credits	(5.9)	8.9	0.5
Other	1.4	(5.6)	6.5
Effective tax rate	(15.9)%	(22.3)%	(20.2)%

The components of the net deferred income tax assets and liabilities at May 31, 2013 and 2012 are as follows:

(in millions)	May 31, 2013	May 31, 2012
Deferred income tax assets:
Accounts receivable	$14.1	$22.5
Inventories	68.8	62.8
Accrued expenses	85.7	48.9
Tax benefit of net operating losses, tax credits and other carryforwards	106.3	74.9
Future benefit of uncertain tax positions	13.0	12.1
Stock-based compensation	55.7	39.1
Unrealized mark-to-mark and currency gains and losses	33.9	29.0
Other	11.5	0.7
Deferred income tax assets	389.0	290.0
Less: Valuation allowance	(68.8)	(45.7)
Total deferred income tax assets	320.2	244.3
Deferred income tax liabilities:
Property, plant, equipment and Intangibles	(1,316.2)	(1,390.4)
Unremitted foreign earnings	(4.4)	(36.6)
Other	(9.5)	(22.6)
Total deferred income tax liabilities	(1,330.1)	(1,449.6)
Total net deferred income tax liabilities	$(1,009.9)	$(1,205.3)

The Company’s deferred tax assets include federal, state, and foreign net operating loss carryforwards of $6.1 million, $62.5 million ($40.6 million, net of federal benefit) and $22.4 million, respectively. Federal net operating loss carryforwards available are $17.6 million, which begin to expire in 2029. The Company believes it is more likely than not that it will be able to utilize the federal net operating loss carryforwards. The state and foreign net operating loss carryforwards are from various jurisdictions with various carryforward periods.
Deferred tax assets related to tax credits and other carryforwards total $15.3 million as of May 31, 2013. This includes a deferred tax asset for foreign tax credit carryforwards in the amount of $7.6 million, which begin to expire in 2018. The Company believes it is more likely than not that it will be able to utilize the foreign tax credit carryforwards.
As of May 31, 2013, the Company has a $68.8 million valuation allowance against deferred tax assets. This valuation allowance consists of $5.0 million relating to net deferred tax assets for unrealized losses on investments and $63.8 million for net deferred tax assets related to state and foreign net operating losses that management believes, more likely than not, will not be realized.
The Company has not historically provided for U.S. or additional foreign taxes on the excess of the amount of financial reporting over the tax basis of investments in non-U.S. subsidiaries. A company is not required to recognize a deferred tax liability for the outside basis difference of an investment in a non-U.S. subsidiary or a non-U.S. corporate joint venture that is essentially permanent in duration, unless it becomes apparent that such difference will reverse in the foreseeable future. The excess of financial reporting basis over tax basis of investments in non-U.S. subsidiaries is primarily attributable to the financial restatement of the carrying amount of these investments due to the Merger, adjusted for subsequent accumulation of earnings and losses. It is the Company’s practice and intention to continue to permanently reinvest a substantial portion of the reported earnings of its non-U.S. subsidiaries in non-U.S. operations. It is also the Company’s practice and intention to continue to permanently reinvest a substantial portion of the excess cash generated by its non-U.S. subsidiaries. Currently, there are no plans to divest any of the Company’s investments in non-U.S. subsidiaries. As of May 31, 2013, the Company has an accumulated GAAP loss in its Non-US subsidiaries. Therefore, there are no undistributed earnings to disclose. To the extent it is determined that the book tax basis difference could reverse in the foreseeable future, other than related to undistributed earnings, the Company will record a deferred tax liability reflecting the estimated amount of tax that will be payable due to such reversal. If future events, including material changes in estimates of cash, working capital and long-term investment requirements necessitate repatriation of portions of the earnings currently treated as permanently reinvested, under current tax laws an additional tax provision may be required which could have a material effect on our financial results.

During the fiscal years ended May 31, 2013 and 2012, the Company accumulated additional cash of $52.9 million and $136.7 million at its non-U.S. subsidiaries for which it has no specific plans for permanent reinvestment. This cash is expected to be repatriated to the United States in the form of a taxable distribution. Accordingly, the Company recorded a deferred tax liability of $4.4 million and $36.6 million at May 31, 2013 and 2012, respectively. As of May 31, 2013 and 2012, all other undistributed earnings of non-U.S. subsidiaries are considered to be permanently reinvested. It is not practicable to estimate the amount of deferred tax liability related to these permanently reinvested earnings.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(in millions)	Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011
Unrecognized tax benefits, beginning of period	$63.0	$90.9	$73.8
Addition based on tax positions related to the current year	14.1	10.9	20.0
Addition (reduction) for tax positions of prior periods	1.3	(14.8)	5.2
Reduction related to settlements with tax authorities	—	(0.1)	—
Reduction related to lapse of statute of limitations	—	(23.9)	(8.1)
Unrecognized tax benefits, end of period	$78.4	$63.0	$90.9

Included in the amount of unrecognized tax benefits at May 31, 2013 and 2012 are $78.4 million and $61.5 million, respectively, of tax benefits that would impact the Company’s effective tax rate, if recognized.
The Company recognizes accrued interest and penalties related to unrecognized tax benefits as a component of income tax expense. Related to unrecognized tax benefits noted above, the Company accrued interest of $3.8 million and $(1.7) million during the years ended May 31, 2013 and 2012, respectively. The interest benefit for the year ended May 31, 2012 is primarily due to the reduction in accrued interest from the decrease in unrecognized tax benefits due to the lapse of statute of limitations. As of May 31, 2013 and 2012, the Company has recognized a liability for interest of $14.4 million and $10.6 million, respectively. The Company accrued and recognized an immaterial amount of penalties for the years disclosed.
The Company conducts business globally and, as a result, certain of its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. In the normal course of business, the Company is subject to examinations by taxing authorities throughout the world, including major jurisdictions such as Australia, Canada, France, Germany, Japan, Netherlands, Spain, the United Kingdom and the United States. In addition, certain state and foreign tax returns are under examination by various regulatory authorities. The Company is no longer subject to U.S. federal income tax examinations for the fiscal years prior to and including the year ended May 31, 2009.

The Company regularly reviews issues that are raised from ongoing examinations and open tax years to evaluate the adequacy of its liabilities. As the various taxing authorities continue with their audit/examination programs, the Company will adjust its reserves accordingly to reflect these settlements. As of May 31, 2013, the Company does not anticipate a significant change in its worldwide gross liabilities for unrecognized tax benefits within the succeeding twelve months.